Muzinich Credit opportunities Fund
Muzinich U.S. High Yield Corporate Bond Fund
Muzinich Low Duration Fund
Muzinich High Income Floating Rate FUND

Supplement dated July 14, 2017 to the
Statutory Prospectus dated April 30, 2017

The following paragraph replaces the first paragraph under the heading Distributions and Taxes on page 56 of the Prospectus:

The Credit Opportunities Fund declares distributions from net investment income at least quarterly. The High Yield Fund and Low Duration Fund declare distributions from net investment income at least monthly. Any net capital gain realized by the Funds will be distributed at least annually. Any Fund may make an additional payment of dividends or distributions if it deems it desirable at other times during any year.

The following paragraph is hereby added under the heading Distributions and Taxes on page 57 of the Prospectus:

The Funds’ transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Funds’ ordinary income distributions to you, and may cause some or all of the Funds’ previously distributed income to be classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.  Adjustments to reflect these gains and losses will be made at the end of the funds’ taxable year.  A Fund may decide not to make a previously scheduled distribution if it would consist only of return of capital.

Please retain this Supplement with the Prospectus.

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